Supplement dated 6-10-2009 to the Statement of Additional Information

Under the heading “INVESTMENT OBJECTIVE AND POLICIES,” the subsection “Investment Companies” for the fund is amended and restated with the following:

Investment Companies. To the extent permitted by the Investment Company Act of 1940, as amended, the rules and regulations thereunder and any applicable exemptive relief, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash portions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company’s advisory and operational expenses.

Under the heading “INVESTMENT RESTRICTIONS,” in the “Non-Fundamental Investment Restrictions” subsection, the non-fundamental restriction on investing in other funds is being deleted as approved by the Board of Trustees on June 9, 2009. Therefore, the following non-fundamental restriction is deleted:

Purchase a security if, as a result, (i) more than 10% of the Fund’s total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund’s total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund’s portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

THOSE RESPONSIBLE FOR MANAGEMENT

As of May 6, 2009, Michael J. Leary was appointed by the Board of Trustees as Treasurer of the Fund to replace Gordon M. Shone.

	Position(s)	Trustee/
Name, Year of Birth,	Held with	Officer	Principal Occupation(s) and other Directorships
and Address (1)	Funds	since	During Past 5 Years
Principal Officers who
are not Trustees
Michael J. Leary	Treasurer	2009	Vice President, John Hancock Life Insurance
(1965)			Company (U.S.A.) and Assistant Treasurer for John
Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since
2007); Vice President and Director of Fund
Administration, JP Morgan (2004-2007).

(1) Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.